SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE

AGREEMENT

Dated as of May 29, 2008

among

EDGEWATER FOODS INTERNATIONAL, INC.

and

THE PURCHASERS LISTED ON EXHIBIT A

TABLE OF CONTENTS

PAGE

ARTICLE I Purchase and Sale of Preferred Stock

1

Section 1.1

Purchase and Sale of Stock

1

Section 1.2

Conversion Shares

1

Section 1.3

Purchase Price and Closings

2

ARTICLE II Representations and Warranties

2

Section 2.1

Representations and Warranties of the Company

2

Section 2.2

Representations and Warranties of the Purchasers

13

ARTICLE III Covenants

16

Section 3.1

Securities Compliance

16

Section 3.2

Registration and Listing

16

Section 3.3

Inspection Rights

16

Section 3.4

Compliance with Laws

16

Section 3.5

Keeping of Records and Books of Account

17

Section 3.6

Reporting Requirements

17

Section 3.7

Amendments

17

Section 3.8

Other Agreements.

17

Section 3.9

Distributions.

17

Section 3.10

Status of Dividends

17

Section 3.11

Use of Proceeds

18

Section 3.12

Reservation of Shares

18

Section 3.13

Disposition of Assets

 18

Section 3.14

Reporting Status

 18

Section 3.15

Disclosure of Transaction

 18

Section 3.16

Disclosure of Material Information

 19

Section 3.17

Pledge of Securities

19

Section 3.18

Lock-Up Agreements

19

Section 3.19

Monitoring Fee

19

Section 3.20

Hiring of COO

19

Section 3.21

Board of Directors

20

Section 3.22

Additional Affirmative Covenants

20

Section 3.23

Additional Negative Covenants

21

ARTICLE IV Conditions

Section 4.1

Conditions Precedent to the Obligation of the Company to Sell the Shares

23

Section 4.2

Conditions Precedent to the Obligation of the Purchasers to

Purchase the Shares

24

ARTICLE V Stock Certificate Legend

26

Section 5.1

Legend

27

ARTICLE VI Indemnification

28

Section 6.1

Company Indemnity

28

Section 6.2

Indemnification Procedure

27

ARTICLE VII Miscellaneous

29

Section 7.1

Fees and Expenses

29

Section 7.2

Specific Enforcement, Consent to Jurisdiction.

29

Section 7.3

Entire Agreement; Amendment

30

Section 7.4

Notices

30

Section 7.5

Waivers

31

Section 7.6

Headings

31

Section 7.7

Successors and Assigns

31

Section 7.8

No Third Party Beneficiaries

31

Section 7.9

Governing Law

31

Section 7.10

Survival

32

Section 7.11

Counterparts

32

Section 7.12

Publicity

32

Section 7.13

Severability

32

Section 7.14

Further Assurances

32

ii

SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

This SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT (the “Agreement”) is dated as of May 29, 2008 by and among Edgewater Foods International, Inc., a Nevada corporation (the “Company”), and each of the Purchasers of shares of Series D Convertible Preferred Stock of the Company whose names are set forth on Exhibit A hereto (individually, a “Purchaser” and collectively, the “Purchasers”).

The parties hereto agree as follows:

ARTICLE I

Purchase and Sale of Preferred Stock

Section 1.1

Purchase and Sale of Stock.  Upon the following terms and conditions, the Company shall issue and sell to the Purchasers and each of the Purchasers shall purchase from the Company, the number of shares of the Company’s Series D Convertible Preferred Stock, par value $0.001 per share and stated value of $40.00 per share (the “Series D Preferred Shares”), convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), in the amounts set forth opposite such Purchaser’s name on Exhibit A hereto.  An aggregate of up to 100,000 of the Series D Preferred Shares shall be issued and sold to all Purchasers pursuant to this Agreement.  The designation, rights, preferences and other terms and provisions of the Series D Convertible Preferred Stock are set forth in the Certificate of Designation of the Relative Rights and Preferences of the Series D Convertible Preferred Stock attached hereto as Exhibit B (the “Certificate of Designation”).  The Company and the Purchasers are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”) or Section 4(2) of the Securities Act.

Section 1.2

Conversion Shares. The Company has authorized and has reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, a number of shares of Common Stock equal to one hundred twenty percent (120%) of the number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Series D Preferred Shares then outstanding.  Any shares of Common Stock issuable upon conversion of the Series D Preferred Shares (and such shares when issued) are herein referred to as the “Conversion Shares”.  The Series D Preferred Shares and the Conversion Shares are sometimes collectively referred to as the “Shares”.

Section 1.3

Purchase Price and Closings.  Subject to the terms and conditions hereof, the Company agrees to issue and sell to the Purchasers and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchasers, severally but not jointly, agree to purchase the Series D Preferred Shares for an aggregate purchase price of Four Million Dollars ($4,000,000) (the “Purchase Price”).  The Series D Preferred Shares and Warrants shall be sold and funded in separate closings (each, a “Closing”).  The initial Closing under this Agreement (the “Initial Closing”) shall take place on or about May 29, 2008 (the “Initial Closing Date”), at which the Purchasers shall purchase and the Company shall sell an aggregate of not less than 37,500 Series D Preferred Shares for the amount of not less than One Million Five Hundred Thousand Dollars ($1,500,000).  Each subsequent Closing under this Agreement (each, a “Subsequent Closing”) shall take place on a date (each, a “Subsequent Closing Date”) upon the mutual agreement of the Company and any subsequent Purchaser, but in no event later than June 30, 2008 (the “Outside Closing Date”).  Each subsequent Purchaser shall execute this Agreement and the other applicable Transaction Documents (as hereafter defined) in the capacity of a Purchaser and Exhibit A shall be supplemented to reflect the sale of such additional Series D Preferred Shares.  At each Subsequent Closing, such subsequent Purchasers shall purchase and the Company shall sell an aggregate of up to 50,000 Series D Preferred Shares for $2,000,000, and by the Outside Closing Date, all of the Purchasers shall have purchased and the Company shall have sold (inclusive of the Series D Preferred Shares sold and Purchase Price paid at the Initial Closing) an aggregate of up to 87,500 Series D Preferred Shares for an aggregate Purchase Price of Three Million Five Hundred Thousand Dollars ($3,500,000).  Notwithstanding the foregoing to the contrary, there shall be one final closing (the “Final Closing”) which shall take place within ninety (90) days following the Initial Closing Date (the “Final Closing Date”), at which Vision Opportunity Master Fund, Ltd. shall purchase and the Company shall sell an aggregate of 12,500 Series D Preferred Shares for the amount of Five Hundred Thousand Dollars ($500,000), provided that the Company has hired a chief operating officer acceptable to Vision Capital Advisors, LLC.  The Initial Closing, each Subsequent Closing and the Final Closing are sometimes referred to in this Agreement as the “Closing” and the Initial Closing Date, each Subsequent Closing Date and the Final Closing Date are sometimes referred to in this Agreement as the “Closing Date”.  Each Closing under this Agreement shall take place at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036 at 10:00 a.m., New York time.  Subject to the terms and conditions of this Agreement, at the Closing the Company shall deliver or cause to be delivered to each Purchaser (x) a certificate for the number of Series D  Preferred Shares set forth opposite the name of such Purchaser on Exhibit A hereto, and (y) any other documents required to be delivered pursuant to Article IV hereof.  At the Closing, each Purchaser shall deliver its Purchase Price by wire transfer to an escrow account designated by the escrow agent.

ARTICLE II

Representations and Warranties

Section 2.1

Representations and Warranties of the Company.  The Company hereby represents and warrants to the Purchasers, as of the date hereof and each Closing Date (except as set forth on the Schedule of Exceptions attached hereto with each numbered Schedule corresponding to the section number herein), as follows:

(a)

Organization, Good Standing and Power.  The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted.  The Company does not have any subsidiaries except as set forth in the Company’s Form 10-KSB for the year ended August 31, 2007, including the accompanying financial statements (the “Form 10-KSB”), or in the Company’s Form 10-QSB for the fiscal quarters ended February 29, 2008 and November 30, 2007 (the “Form 10-QSB” and, together with the Form 10-KSB and any and all Form 8-K Interim Reports filed by the Company since the date of the Form 10-KSB, collectively the “Recent 34 Act Filings”), or on Schedule 2.1(g) hereto.  The Company and each such subsidiary is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified will not have a Material Adverse Effect (as defined in Section 2.1(c) hereof) on the Company’s financial condition.

(b)

Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Management Lock-Up Agreement (as defined in Section 3.18 hereof) in the form attached hereto as Exhibit C-1, the Investor Lock-Up Agreement (as defined in Section 3.18 hereof) in the form attached hereto as Exhibit C-2, the Escrow Agreement by and among the Company, the Purchasers and the escrow agent, substantially in the form of Exhibit D attached hereto (the “Escrow Agreement”), which shall provide for the disbursement of funds at each Closing, and the Certificate of Designation (collectively, the “Transaction Documents”), and to issue and sell the Shares in accordance with the terms hereof.  The execution, delivery and performance of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required.  This Agreement has been duly executed and delivered by the Company.  The other Transaction Documents will have been duly executed and delivered by the Company at each Closing.  Each of the Transaction Documents constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

(c)

Capitalization.  The authorized capital stock of the Company and the shares thereof currently issued and outstanding as of the date hereof are set forth on Schedule 2.1(c) hereto.  All of the outstanding shares of the Common Stock and the Series D Preferred Shares have been duly and validly authorized.  Except as set forth in the Recent 34 Act Filings or on Schedule 2.1(c) hereto: (i) no shares of Common Stock are entitled to preemptive rights or registration rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company; (ii) there are no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company; (iii) the Company is not a party to any agreement granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities; and (iv) the Company is not a party to, and it has no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company.  The offer and sale of all capital stock, convertible securities, rights, warrants, or options of the Company issued prior to the Closing complied with all applicable Federal and state securities laws, and no stockholder has a right of rescission or claim for damages with respect thereto which would have a Material Adverse Effect (as defined below).  The Company has furnished or made available to the Purchasers true and correct copies of the Company’s Articles of Incorporation as in effect on the date hereof (the “Articles”), and the Company’s Bylaws as in effect on the date hereof (the “Bylaws”).  For the purposes of this Agreement, “Material Adverse Effect” means (i) any event or condition which would have a material adverse effect on the business, operations, properties, prospects, or financial condition of the Company and its subsidiaries, when taken as a consolidated whole, and/or (ii) any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its obligations under this Agreement in any material respect.

(d)

Issuance of Shares.  The Series D Preferred Shares to be issued at the Closing will have been duly authorized by all necessary corporate action and the Series D Preferred Shares, when paid for or issued in accordance with the terms hereof, shall be validly issued and outstanding, fully paid and nonassessable and entitled to the rights and preferences set forth in the Certificate of Designation.  When the Conversion Shares are issued in accordance with the terms of the Certificate of Designation, such shares will be duly authorized by all necessary corporate action and validly issued and outstanding, fully paid and nonassessable, and the holders shall be entitled to all rights accorded to a holder of Common Stock.

(e)

No Conflicts.  The execution, delivery and performance of the Transaction Documents by the Company, the performance by the Company of its obligations under the Certificate of Designation and the consummation by the Company of the transactions contemplated herein and therein do not and will not (i) violate any provision of the Company’s Articles or Bylaws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party or by which it or its properties or assets are bound, (iii) create or impose a lien, mortgage, security interest, charge or encumbrance of any nature on any property of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound, or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including Federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries are bound or affected, except, in all cases other than violations pursuant to clauses (i) and (iv) above, for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect.  The business of the Company and its subsidiaries is not being conducted in violation of any laws, ordinances or regulations of any governmental entity, except for possible violations which singularly or in the aggregate do not and will not have a Material Adverse Effect.  The Company is not required under Federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under the Transaction Documents, or issue and sell the Series D Preferred Shares and the Conversion Shares in accordance with the terms hereof or thereof (other than any filings which may be required to be made by the Company with the Commission or state securities administrators subsequent to the Closing and the Certificate of Designation); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Purchasers herein.

(f)

Commission Documents, Financial Statements.  The Common Stock of the Company is registered pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to Section 13(a) or 15(d) of the Exchange Act (all of the foregoing including filings incorporated by reference therein being referred to herein as the “Commission Documents”).  The Company has delivered or made available to each of the Purchasers true and complete copies of the Commission Documents.  The Company has not provided to the Purchasers any material non-public information or other information which, according to applicable law, rule or regulation, was required to have been disclosed publicly by the Company but which has not been so disclosed, other than with respect to the transactions contemplated by this Agreement.  At the times of their respective filings, the Form 10-KSB and the Form 10-QSB complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such documents, and, as of their respective dates, none of the Form 10-KSB and the Form 10-QSB contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the Commission Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto.  Such financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company and its subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

(g)

Subsidiaries.  The Commission Documents or Schedule 2.1(g) hereto sets forth each subsidiary of the Company, showing the jurisdiction of its incorporation or organization and showing the percentage of each person’s ownership.  For the purposes of this Agreement, “subsidiary” shall mean any corporation or other entity of which at least a majority of the securities or other ownership interest having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other subsidiaries.  All of the outstanding shares of capital stock of each subsidiary have been duly authorized and validly issued, and are fully paid and nonassessable.  There are no outstanding preemptive, conversion or other rights, options, warrants or agreements granted or issued by or binding upon any subsidiary for the purchase or acquisition of any shares of capital stock of any subsidiary or any other securities convertible into, exchangeable for or evidencing the rights to subscribe for any shares of such capital stock.  Neither the Company nor any subsidiary is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of the capital stock of any subsidiary or any convertible securities, rights, warrants or options of the type described in the preceding sentence.  Neither the Company nor any subsidiary is party to, nor has any knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of any subsidiary.

(h)

No Material Adverse Change.  Since August 31, 2007, the Company has not experienced or suffered any Material Adverse Effect.

(i)

No Undisclosed Liabilities.  Neither the Company nor any of its subsidiaries has any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) other than those incurred in the ordinary course of the Company’s or its subsidiaries respective businesses since August 31, 2007 and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company or its subsidiaries.

(j)

No Undisclosed Events or Circumstances.  No event or circumstance has occurred or exists with respect to the Company or its subsidiaries or their respective businesses, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

(k)

Indebtedness.  The Recent 34 Act Filings or Schedule 2.1(k) hereto sets forth as of a recent date all outstanding secured and unsecured Indebtedness of the Company or any subsidiary, or for which the Company or any subsidiary has commitments.  For the purposes of this Agreement, “Indebtedness” shall mean (a) any liabilities for borrowed money or amounts owed in excess of $100,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $25,000 due under leases required to be capitalized in accordance with GAAP.  Except as set forth on Schedule 2.1(k) hereto, neither the Company nor any subsidiary is in default with respect to any Indebtedness.

(l)

Title to Assets.  Each of the Company and the subsidiaries has good and marketable title to all of its real and personal property reflected in the Form 10-KSB, free and clear of any mortgages, pledges, charges, liens, security interests or other encumbrances, except for those disclosed in the Form 10-KSB or such that, individually or in the aggregate, do not cause a Material Adverse Effect.  All leases that are material to the business of the Company and its subsidiaries are valid and subsisting and in full force and effect.

(m)

Actions Pending.  There is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or any other proceeding pending or, to the knowledge of the Company, threatened against the Company or any subsidiary which questions the validity of this Agreement or any of the other Transaction Documents or the transactions contemplated hereby or thereby or any action taken or to be taken pursuant hereto or thereto.  Except as set forth in the Recent 34 Act Filings or on Schedule 2.1(m) hereto: (i) there is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or any other proceeding pending or, to the knowledge of the Company, threatened, against or involving the Company, any subsidiary or any of their respective properties or assets, and (ii) there are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any subsidiary or any officers or directors of the Company or subsidiary in their capacities as such.

(n)

Compliance with Law.  The business of the Company and the subsidiaries has been and is presently being conducted in accordance with all applicable federal, state and local governmental laws, rules, regulations and ordinances, except for such noncompliance that, individually or in the aggregate, would not cause a Material Adverse Effect.  The Company and each of its subsidiaries have all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of its business as now being conducted by it unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(o)

Taxes.  Except as set forth in the Recent 34 Act Filings or on Schedule 2.1(o) hereto, the Company and each of the subsidiaries has accurately prepared and filed all federal, state and other tax returns required by law to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of the Company and the subsidiaries for all current taxes and other charges to which the Company or any subsidiary is subject and which are not currently due and payable.  None of the federal income tax returns of the Company or any subsidiary have been audited by the Internal Revenue Service.  The Company has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal or state) of any nature whatsoever, whether pending or threatened against the Company or any subsidiary for any period, nor of any basis for any such assessment, adjustment or contingency.

(p)

Certain Fees.  Except as set forth on Schedule 2.1(p) hereto, no brokers, finders or financial advisory fees or commissions will be payable by the Company or any subsidiary or any Purchaser with respect to the transactions contemplated by this Agreement.

(q)

Disclosure.  Neither this Agreement or the Schedules hereto nor any other documents, certificates or instruments furnished to the Purchasers by or on behalf of the Company or any subsidiary in connection with the transactions contemplated by this Agreement contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made herein or therein, not misleading.

(r)

Operation of Business.  The Company and each of the subsidiaries owns or possesses all patents, trademarks, domain names (whether or not registered) and any patentable improvements or copyrightable derivative works thereof, websites and intellectual property rights relating thereto, service marks, trade names, copyrights, licenses and authorizations as set forth in the Recent 34 Act Filings, and all rights with respect to the foregoing, which are necessary for the conduct of its business as now conducted without any conflict with the rights of others.

(s)

Environmental Compliance.  The Company and each of its subsidiaries have obtained all material approvals, authorization, certificates, consents, licenses, orders and permits or other similar authorizations of all governmental authorities, or from any other person, that are required under any  Environmental Laws.  The Recent 34 Act Filings describe all material permits, licenses and other authorizations issued under any Environmental Laws to the Company or its subsidiaries.  “Environmental Laws” shall mean all applicable laws relating to the protection of the environment including, without limitation, all requirements pertaining to reporting, licensing, permitting, controlling, investigating or remediating emissions, discharges, releases or threatened releases of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature, into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, material or wastes, whether solid, liquid or gaseous in nature.  The Company has all necessary governmental approvals required under all Environmental Laws and used in its business or in the business of any of its subsidiaries.  The Company and each of its subsidiaries are also in compliance with all other limitations, restrictions, conditions, standards, requirements, schedules and timetables required or imposed under all Environmental Laws.  Except for such instances as would not individually or in the aggregate have a Material Adverse Effect, there are no past or present events, conditions, circumstances, incidents, actions or omissions relating to or in any way affecting the Company or its subsidiaries that violate or may violate any Environmental Law after the Closing Date or that may give rise to any environmental liability, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study or investigation (i) under any Environmental Law, or (ii) based on or related to the manufacture, processing, distribution, use, treatment, storage (including without limitation underground storage tanks), disposal, transport or handling, or the emission, discharge, release or threatened release of any hazardous substance.

(t)

Books and Record Internal Accounting Controls.  The books and records of the Company and its subsidiaries accurately reflect in all material respects the information relating to the business of the Company and the subsidiaries, the location and collection of their assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company or any subsidiary.  The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company, to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate actions is taken with respect to any differences.

(u)

Material Agreements.  Except as set forth in the Recent 34 Act Filings or on Schedule 2.1(u) hereto (which Schedule may cross-reference other Commission Documents), neither the Company nor any subsidiary is a party to any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, a copy of which would be required to be filed with the Commission as an exhibit to a registration statement on Form S-1 or applicable form (collectively, “Material Agreements”) if the Company or any subsidiary were registering securities under the Securities Act.  The Company and each of its subsidiaries has in all material respects performed all the obligations required to be performed by them to date under the foregoing agreements, have received no notice of default and are not in default under any Material Agreement now in effect, the result of which could cause a Material Adverse Effect.  Except as set forth in the Recent 34 Act Filings or on Schedule 2.1(u) annexed hereto, no written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement of the Company or of any subsidiary limits or shall limit the payment of dividends on the Series D Preferred Shares, other preferred stock, if any, or its Common Stock.

(v)

Transactions with Affiliates.  Except as set forth in the Commission Documents, there are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions between (a) the Company or any subsidiary on the one hand, and (b) on the other hand, any officer, employee, consultant or director of the Company, or any of its subsidiaries, or any person owning any capital stock of the Company or any subsidiary or any member of the immediate family of such officer, employee, consultant, director or stockholder or any corporation or other entity controlled by such officer, employee, consultant, director or stockholder, or a member of the immediate family of such officer, employee, consultant, director or stockholder.

(w)

Securities Act of 1933.  Based in material part upon the representations herein of the Purchasers, the Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Shares hereunder.  Neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy any of the Shares or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any person, or has taken or will take any action so as to bring the issuance and sale of any of the Shares under the registration provisions of the Securities Act and applicable state securities laws, and neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any of the Shares.

(x)

Governmental Approvals.  Except for the filing of any notice prior or subsequent to the Closing Date that may be required under applicable state and/or Federal securities laws (which if required, shall be filed on a timely basis), including the filing of a Form

D and the filing of the Certificate of Designation with the Secretary of State for the State of Nevada, no authorization, consent, approval, license, exemption of, filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the execution or delivery of the Series D Preferred Shares, or for the performance by the Company of its obligations under the Transaction Documents.

(y)

Employees.  Neither the Company nor any subsidiary has any collective bargaining arrangements or agreements covering any of its employees.  Neither the Company nor any subsidiary has any employment contract, agreement regarding proprietary information, non-competition agreement, non-solicitation agreement, confidentiality agreement, or any other similar contract or restrictive covenant, relating to the right of any officer, employee or consultant to be employed or engaged by the Company or such subsidiary.  No officer, consultant or key employee of the Company or any subsidiary whose termination, either individually or in the aggregate, could have a Material Adverse Effect, has terminated or, to the knowledge of the Company, has any present intention of terminating his or her employment or engagement with the Company or any subsidiary.

(z)

Absence of Certain Developments.  Except as set forth in the Recent 34 Act Filings or on Schedule 2.1(c) hereto, since August 31, 2007, neither the Company nor any subsidiary has:

(i)

issued any stock, bonds or other corporate securities or any rights, options or warrants with respect thereto;

(ii)

borrowed any amount or incurred or become subject to any liabilities (absolute or contingent) except current liabilities incurred in the ordinary course of business which are comparable in nature and amount to the current liabilities incurred in the ordinary course of business during the comparable portion of its prior fiscal year, as adjusted to reflect the current nature and volume of the Company’s or such subsidiary’s business;

(iii)

discharged or satisfied any lien or encumbrance or paid any obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business;

(iv)

declared or made any payment or distribution of cash or other property to stockholders with respect to its stock, or purchased or redeemed, or made any agreements so to purchase or redeem, any shares of its capital stock;

(v)

sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business;

(vi)

sold, assigned or transferred any patent rights, trademarks, trade names, copyrights, trade secrets or other intangible assets or intellectual property rights, or disclosed any proprietary confidential information to any person except to customers in the ordinary course of business or to the Purchasers or their representatives;

(vii)

suffered any substantial losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of prospective business;

(viii)

made any changes in employee compensation except in the ordinary course of business and consistent with past practices;

(ix)

made capital expenditures or commitments therefor that aggregate in excess of $100,000;

(x)

entered into any other transaction other than in the ordinary course of business, or entered into any other material transaction, whether or not in the ordinary course of business;

(xi)

made charitable contributions or pledges in excess of $25,000;

(xii)

suffered any material damage, destruction or casualty loss, whether or not covered by insurance;

(xiii)

experienced any material problems with labor or management in connection with the terms and conditions of their employment;

(xiv)

effected any two or more events of the foregoing kind which in the aggregate would be material to the Company or its subsidiaries; or

(xv)

entered into an agreement, written or otherwise, to take any of the foregoing actions.

(aa)

Public Utility Holding Company Act and Investment Company Act Status.  The Company is not a “holding company” or a “public utility company” as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.  The Company is not, and as a result of and immediately upon the Closing will not be, an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.

(bb)

ERISA.  No liability to the Pension Benefit Guaranty Corporation has been incurred with respect to any Plan (as defined below) by the Company or any of its subsidiaries which is or would be materially adverse to the Company and its subsidiaries.  The execution and delivery of this Agreement and the issuance and sale of the Series D Preferred Shares will not involve any transaction which is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975 of the Internal Revenue Code of 1986, as amended, provided that, if any of the Purchasers, or any person or entity that owns a beneficial interest in any of the Purchasers, is an “employee pension benefit plan” (within the meaning of Section 3(2) of ERISA) with respect to which the Company is a “party in interest” (within the meaning of Section 3(14) of ERISA), the requirements of Sections 407(d)(5) and 408(e) of ERISA, if applicable, are met.  As used in this Section 2.1(ac), the term “Plan” shall mean an “employee pension benefit plan” (as defined in Section 3 of

ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or any subsidiary or by any trade or business, whether or not incorporated, which, together with the Company or any subsidiary, is under common control, as described in Section 414(b) or (c) of the Code.

(cc)

Dilutive Effect.  The Company understands and acknowledges that its obligation to issue Conversion Shares upon conversion of the Series D Preferred Shares in accordance with this Agreement and the Certificate of Designation is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interest of other stockholders of the Company.

(dd)

No Integrated Offering.  Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Shares pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act which would prevent the Company from selling the Shares pursuant to Rule 506 under the Securities Act, or any applicable exchange-related stockholder approval provisions, nor will the Company or any of its affiliates or subsidiaries take any action or steps that would cause the offering of the Shares to be integrated with other offerings.  The Company does not have any registration statement pending before the Commission or currently under the Commission’s review and since December 1, 2007, the Company has not offered or sold any of its equity securities or debt securities convertible into shares of Common Stock.

(ee)

Sarbanes-Oxley Act.  The Company is in compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the rules and regulations promulgated thereunder, that are effective, and intends to comply with other applicable provisions of the Sarbanes-Oxley Act, and the rules and regulations promulgated thereunder, upon the effectiveness of such provisions.

(ff)

Independent Nature of Purchasers.  The Company acknowledges that the obligations of each Purchaser under the Transaction Documents are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under the Transaction Documents.  The Company acknowledges that the decision of each Purchaser to purchase securities pursuant to this Agreement has been made by such Purchaser independently of any other purchase and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of its Subsidiaries which may have made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any Purchaser (or any other person) relating to or arising from any such information, materials, statements or opinions.  The Company acknowledges that nothing contained herein, or in any Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  The Company acknowledges that each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.  The Company acknowledges that for reasons of administrative convenience only, the Transaction Documents have been prepared by counsel for one of the Purchasers and such counsel does not represent all of the Purchasers but only such Purchaser and the other Purchasers have retained their own individual counsel with respect to the transactions contemplated hereby.  The Company acknowledges that it has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.  The Company acknowledges that such procedure with respect to the Transaction Documents in no way creates a presumption that the Purchasers are in any way acting in concert or as a group with respect to the Transaction Documents or the transactions contemplated hereby or thereby.

(gg)

DTC Status.  The Company’s current transfer agent is a participant in and the Common Stock is eligible for transfer pursuant to the Depository Trust Company Automated Securities Transfer Program.  The name, address, telephone number, fax number, contact person and email address of the Company’s transfer agent is set forth on Schedule 2.1(gg) hereto.

(hh)

Insurance.  The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage of at least $5.0 million.  To the best of Company’s knowledge, such insurance contracts and policies are accurate and complete.  Neither the Company nor any subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

Section 2.2

Representations and Warranties of the Purchasers.  Each of the Purchasers hereby makes the following representations and warranties to the Company with respect solely to itself and not with respect to any other Purchaser:

(a)

Organization and Standing of the Purchasers.  If the Purchaser is an entity, such Purchaser is a corporation or partnership duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

(b)

Authorization and Power.  Each Purchaser has the requisite power and authority to enter into and perform this Agreement and to purchase the Series D Preferred Shares being sold to it hereunder.  The execution, delivery and performance of this Agreement by such Purchaser and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of such Purchaser or its Board of Directors, stockholders, or partners, as the case may be, is required.  This Agreement has been duly authorized, executed and delivered by such Purchaser and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with the terms hereof.

(c)

No Conflicts.  The execution, delivery and performance of this Agreement and the consummation by such Purchaser of the transactions contemplated hereby and thereby or relating hereto do not and will not (i) result in a violation of such Purchaser’s charter documents or bylaws or other organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which such Purchaser is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Purchaser or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Purchaser).  Such Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to purchase the Series D Preferred Shares in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, such Purchaser is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

(d)

Acquisition for Investment.  Each Purchaser is acquiring the Series D Preferred Shares solely for its own account for the purpose of investment and not with a view to or for sale in connection with distribution.  Each Purchaser does not have a present intention to sell the Series D Preferred Shares, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of the Series D Preferred Shares to or through any person or entity; provided, however, that by making the representations herein and subject to Section 2.2(h) below, such Purchaser does not agree to hold the Shares for any minimum or other specific term and reserves the right to dispose of the Shares at any time in accordance with Federal and state securities laws applicable to such disposition.  Each Purchaser acknowledges that it is able to bear the financial risks associated with an investment in the Series D Preferred Shares and that it has been given full access to such records of the Company and the subsidiaries and to the officers of the Company and the subsidiaries and received such information as it has deemed necessary or appropriate to conduct its due diligence investigation and has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company’s stage of development so as to be able to evaluate the risks and merits of its investment in the Company.

(e)

Status of Purchasers.  Such Purchaser is an “accredited investor” as defined in Regulation D promulgated under the Securities Act.  Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act and such Purchaser is not a broker-dealer.

(f)

Opportunities for Additional Information.  Each Purchaser acknowledges that such Purchaser has had the opportunity to ask questions of and receive answers from, or obtain additional information from, the executive officers of the Company concerning the financial and other affairs of the Company, and to the extent deemed necessary in light of such

Purchaser’s personal knowledge of the Company’s affairs, such Purchaser has asked such questions and received answers to the full satisfaction of such Purchaser, and such Purchaser desires to invest in the Company.

(g)

No General Solicitation.  Each Purchaser acknowledges that the Series D Preferred Shares were not offered to such Purchaser by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which such Purchaser was invited by any of the foregoing means of communications.

(h)

Rule 144.  Such Purchaser understands that the Shares must be held indefinitely unless such Shares are registered under the Securities Act or an exemption from registration is available.  Such Purchaser acknowledges that such Purchaser is familiar with Rule 144 of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act (“Rule 144”), and that such person has been advised that Rule 144 permits resales only under certain circumstances.  Such Purchaser understands that to the extent that Rule 144 is not available, such Purchaser will be unable to sell any Shares without either registration under the Securities Act or the existence of another exemption from such registration requirement.

(i)

General.  Such Purchaser understands that the Shares are being offered and sold in reliance on a transactional exemption from the registration requirement of Federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of such Purchaser to acquire the Shares.

(j)

Independent Investment.  Except as may be disclosed in any filings with the Commission by the Purchasers under Section 13 and/or Section 16 of the Exchange Act, no Purchaser has agreed to act with any other Purchaser for the purpose of acquiring, holding, voting or disposing of the Shares purchased hereunder for purposes of Section 13(d) under the Exchange Act, and each Purchaser is acting independently with respect to its investment in the Shares.

(k)

Trading Activities .  Each Purchaser’s trading activities with respect to the Shares shall be in compliance with all applicable federal and state securities laws.   No Purchaser nor any of its affiliates has an open short position in the Common Stock, each Purchaser agrees that it shall not, and that it will cause its affiliates not to, engage in any short sales with respect to the Common Stock for a period of one (1) year following the applicable Closing Date .

(l)

Investor Lock -Up Agreement.  Each of the Purchasers shall be subject to the terms and provisions of the Investor Lock-Up Agreement (as defined in Section 3.18 hereof), which shall provide the manner in which the Purchasers will sell, transfer or dispose of their Conversion Shares.

ARTICLE III

Covenants

The Company covenants with each of the Purchasers as follows, which covenants are for the benefit of the Purchasers and their permitted assignees (as defined herein).

Section 3.1

Securities Compliance.  The Company shall notify the Commission in accordance with their rules and regulations, of the transactions contemplated by any of the Transaction Documents, including filing a Form D with respect to the Series D Preferred Shares and Conversion Shares as required under Regulation D, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Series D Preferred Shares and the Conversion Shares to the Purchasers or subsequent holders.

Section 3.2

Registration and Listing.  The Company shall cause its Common Stock to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act, to comply in all respects with its reporting and filing obligations under the Exchange Act and to not take any action or file any document (whether or not permitted by the Securities Act or the rules promulgated thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act, except as permitted herein.  The Company will take all action necessary to continue the listing or trading of its Common Stock on the OTC Bulletin Board or other exchange or market on which the Common Stock is trading.  Subject to the terms of the Transaction Documents, the Company further covenants that it will take such further action as the Purchasers may reasonably request, all to the extent required from time to time to enable the Purchasers to sell the Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act.  Upon the request of the Purchasers, the Company shall deliver to the Purchasers a written certification of a duly authorized officer as to whether it has complied with such requirements.

Section 3.3

Inspection Rights.  The Company shall permit, during normal business hours and upon reasonable request and reasonable notice, each Purchaser or any employees, agents or representatives thereof, so long as such Purchaser shall be obligated hereunder to purchase the Series D Preferred Shares or shall beneficially own any Series D Preferred Shares, or shall own Conversion Shares which, in the aggregate, represent more than 2% of the total combined voting power of all voting securities then outstanding, for purposes reasonably related to such Purchaser’s interests as a stockholder to examine and make reasonable copies of and extracts from the records and books of account of, and visit and inspect the properties, assets, operations and business of the Company and any subsidiary, and to discuss the affairs, finances and accounts of the Company and any subsidiary with any of its officers, consultants, directors, and key employees.

Section 3.4

Compliance with Laws.  The Company shall comply, and cause each subsidiary to comply, with all applicable laws, rules, regulations and orders, noncompliance with which could have a Material Adverse Effect.

Section 3.5

Keeping of Records and Books of Account.  The Company shall keep and cause each subsidiary to keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and its subsidiaries, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

Section 3.6

Reporting Requirements.  If the Commission ceases making periodic reports filed under the Exchange Act available via the Internet, then at a Purchaser’s request the Company shall furnish the following to such Purchaser so long as such Purchaser shall be obligated hereunder to purchase the Series D Preferred Shares or shall beneficially own any Shares:

(a)

Quarterly Reports filed with the Commission on Form 10-Q as soon as practical after the document is filed with the Commission, and in any event within five (5) days after the document is filed with the Commission;

(b)

Annual Reports filed with the Commission on Form 10-K as soon as practical after the document is filed with the Commission, and in any event within five (5) days after the document is filed with the Commission; and

(c)

Copies of all notices and information, including without limitation notices and proxy statements in connection with any meetings, that are provided to holders of shares of Common Stock, contemporaneously with the delivery of such notices or information to such holders of Common Stock.

Section 3.7

Amendments.  The Company shall not amend or waive any provision of the Articles or Bylaws of the Company in any way that would adversely affect the liquidation preferences, dividends rights, conversion rights, voting rights or redemption rights of the Series D Preferred Shares; provided, however, that any creation and issuance of another series of Junior Stock (as defined in the Certificate of Designation) or any other class or series of equity securities which by its terms shall rank on parity with the Series D Preferred Shares shall not be deemed to materially and adversely affect such rights, preferences or privileges.

Section 3.8

Other Agreements.  The Company shall not enter into any agreement in which the terms of such agreement would restrict or impair the right or ability to perform of the Company or any subsidiary under any Transaction Document.

Section 3.9

Distributions.  So long as any Series D Preferred Shares remain outstanding, the Company agrees that it shall not (i) declare or pay any dividends or make any distributions to any holder(s) of Common Stock or (ii) purchase or otherwise acquire for value, directly or indirectly, any Common Stock or other equity security of the Company.

Section 3.10

Status of Dividends.  The Company covenants and agrees that (i) no Federal income tax return or claim for refund of Federal income tax or other submission to the Internal Revenue Service (the “Service”) will adversely affect the Series D Preferred Shares, any other series of its Preferred Stock, or the Common Stock, and no deduction shall operate to jeopardize the availability to Purchasers of the dividends received deduction provided by Section 243(a)(1) of the Code or any successor provision, (ii) in no report to shareholders or to any governmental body having jurisdiction over the Company or otherwise will it treat the Series D Preferred Shares other than as equity capital or the dividends paid thereon other than as dividends paid on equity capital unless required to do so by a governmental body having jurisdiction over the accounts of the Company or by a change in generally accepted accounting principles required as a result of action by an authoritative accounting standards setting body, and (iii) it will take no action which would result in the dividends paid by the Company on the Series D Preferred Shares out of the Company’s current or accumulated earnings and profits being ineligible for the dividends received deduction provided by Section 243(a)(1) of the Code.  The preceding sentence shall not be deemed to prevent the Company from designating the Preferred Stock as “Convertible Preferred Stock” in its annual and quarterly financial statements in accordance with its prior practice concerning other series of preferred stock of the Company.  In the event that the Purchasers have reasonable cause to believe that dividends paid by the Company on the Series D Preferred Shares out of the Company’s current or accumulated earnings and profits will not be treated as eligible for the dividends received deduction provided by Section 243(a)(1) of the Code, or any successor provision, the Company will, at the reasonable request of the Purchasers of 51% of the outstanding Series D Preferred Shares, join with the Purchasers in the submission to the Service of a request for a ruling that dividends paid on the Shares will be so eligible for Federal income tax purposes, at the Purchasers expense.  In addition, the Company will reasonably cooperate with the Purchasers (at Purchasers’ expense) in any litigation, appeal or other proceeding challenging or contesting any ruling, technical advice, finding or determination that earnings and profits are not eligible for the dividends received deduction provided by Section 243(a)(1) of the Code, or any successor provision to the extent that the position to be taken in any such litigation, appeal, or other proceeding is not contrary to any provision of the Code.  Notwithstanding the foregoing, nothing herein contained shall be deemed to preclude the Company from claiming a deduction with respect to such dividends if (i) the Code shall hereafter be amended, or final Treasury regulations thereunder are issued or modified, to provide that dividends on the Series D Preferred Shares or Conversion Shares should not be treated as dividends for Federal income tax purposes or that a deduction with respect to all or a portion of the dividends on the Shares is allowable for Federal income tax purposes, or (ii) in the absence of such an amendment, issuance or modification and after a submission of a request for ruling or technical advice, the Service shall issue a published ruling or advise that dividends on the Shares should not be treated as dividends for Federal income tax purposes.  If the Service specifically determines that the Series D Preferred Shares or Conversion Shares constitute debt, the Company may file protective claims for refund.

Section 3.11

Use of Proceeds.  The net proceeds from the sale of the Shares hereunder shall be used by the Company in accordance with Schedule 3.11 and not to redeem any Common Stock or securities convertible, exercisable or exchangeable into Common Stock or to settle any outstanding litigation.

Section 3.12

Reservation of Shares.  So long as any of the Series D Preferred Shares remain outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than one hundred twenty percent

(120%) the aggregate number of shares of Common Stock needed to provide for the issuance of the Conversion Shares.

Section 3.13

Disposition of Assets.  So long as the Series D Preferred Shares remain outstanding, neither the Company nor any Subsidiary shall sell, transfer or otherwise dispose of any of its properties, assets and rights including, without limitation, its software and intellectual property, to any person except for sales to customers in the ordinary course of business or with the prior written consent of the holders of a majority of the Series D Preferred Shares then outstanding.

Section 3.14

Reporting Status.  So long as a Purchaser beneficially owns any of the Shares, the Company shall timely file all reports required to be filed with the Commission pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

Section 3.15

Disclosure of Transaction.  The Company shall file with the Commission a Current Report on Form 8-K (the “Form 8-K”) describing the material terms of the transactions contemplated hereby (and attaching as exhibits thereto this Agreement, the Certificate of Designation and the Lock-Up Agreements (as defined in Section 3.18 below) within one Trading Day following the Initial Closing Date, which Form 8-K shall be subject to prior review and comment by the Purchasers.  "Trading Day" means any day during which the OTC Bulletin Board (or other principal exchange on which the Common Stock is traded) shall be open for trading.

Section 3.16

Disclosure of Material Information.  The Company covenants and agrees that neither it nor any other person acting on its behalf has provided or will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information.  The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

Section 3.17

Pledge of Securities.  The Company acknowledges and agrees that the Shares may be pledged by a Purchaser in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Common Stock.  The pledge of Common Stock shall not be deemed to be a transfer, sale or assignment of the Common Stock hereunder, and no Purchaser effecting a pledge of Common Stock shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document; provided that a Purchaser and its pledgee shall be required to comply with the provisions of Article V hereof in order to effect a sale, transfer or assignment of Common Stock to such pledgee. At the Purchasers' expense, the Company hereby agrees to execute and deliver such documentation as a pledgee of the Common Stock may reasonably request in connection with a pledge of the Common Stock to such pledgee by a Purchaser.

Section 3.18

Lock-Up Agreements.  The persons listed on Schedule 3.18 attached hereto shall be subject to the terms and provisions of a management lock-up agreement in substantially the form as Exhibit C-1 hereto (the “Management Lock-Up Agreement”), which shall provide the manner in which such persons will sell, transfer or dispose of their shares of Common Stock.  Each of the Purchasers shall be subject to the terms and provisions of an investor lock-up agreement in substantially the form as Exhibit C-2 hereto (the “Investor Lock-Up Agreement” and, together with the Management Lock-Up Agreement, the “Lock-Up Agreements”), which shall provide the manner in which the Purchasers will sell, transfer or dispose of their Conversion Shares.  In addition, the Company covenants and agrees that any securities issued or to be issued to any placement agent, finder or other person or entity in connection with the transactions contemplated by this Agreement shall be subject to the same lock-up terms and provisions of the Investor Lock-Up Agreement.

Section 3.19

Monitoring Fee.  Commencing on the Initial Closing Date and each monthly anniversary thereafter for a period of twelve (12) months following the Initial Closing Date, the Company shall pay to Vision Capital Advisors, LLC a monitoring fee of $7,500 per month.  In connection with the foregoing, representatives of Vision Capital Advisors, LLC shall dedicate a minimum of five (5) days per month to providing financial advice to the Company.

Section 3.20

Hiring of COO.  The Company shall use its best efforts to hire a chief operating officer within ninety (90) days following the Initial Closing Date.  In connection therewith, the Company shall engage a recruitment firm to identify suitable candidates within thirty (30) days of the Initial Closing Date.  Notwithstanding the foregoing to the contrary, the Company shall consult with and receive the prior written approval of Vision Capital Advisors, LLC prior to hiring any such chief operating officer.

Section 3.21

Board of Directors.  The Company shall cause its Board of Directors to consist of seven (7) members, of which a majority shall be independent directors reasonably acceptable to Vision Capital Advisors, LLC.  The Purchasers shall have the right to designate (by approval of a majority of the Series D Preferred Shares outstanding at such time) one (1) of the seven (7) directors so long as at least twenty percent (20%) of the Series D Preferred Shares remain outstanding.  Notwithstanding the foregoing to the contrary, if the Company fails to meet certain performance targets as set forth on Schedule 3.21 hereto, the Company shall use it best efforts to cause as promptly as practicable a decrease to the size of its Board of Directors to five (5) members and the Purchasers shall have the right to appoint (by approval of a majority of the Series D Preferred Shares outstanding at such time) a majority of the directors so long as at least twenty percent (20%) of the Series D Preferred Shares remain outstanding.  In addition, a designee of the Purchasers, appointed by the Purchasers in writing (by approval of a majority of the Series D Preferred Shares outstanding at such time) and identified by written notice to the Company, shall have the right to attend and observe, but not to vote at, all annual and special meetings of the Company’s Board of Directors.

Section 3.22

Additional Affirmative Covenants.  The Company hereby covenants and agrees, so long as any Series D Preferred Shares remain outstanding, as follows:

(a)

Maintenance of Corporate Existence.  The Company shall and shall cause its subsidiaries to, maintain in full force and effect its corporate existence, rights and franchises and all material terms of licenses and other rights to use licenses, trademarks, trade names, service marks, copyrights, patents or processes owned or possessed by it and necessary to the conduct of its business.

(b)

Maintenance of Properties.  The Company shall and shall cause its subsidiaries to, keep each of its properties necessary to the conduct of its business in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto; and the Company shall and shall its subsidiaries to at all times comply with each material provision of all leases to which it is a party or under which it occupies property.

(c)

Payment of Taxes.  The Company shall and shall cause its subsidiaries to, promptly pay and discharge, or cause to be paid and discharged when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, assets, property or business of the Company and its subsidiaries; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall be contested timely and in good faith by appropriate proceedings, if the Company or its subsidiaries shall have set aside on its books adequate reserves with respect thereto, and the failure to pay shall not be prejudicial in any material respect to the holders of the Shares, and provided, further, that the Company or its subsidiaries will pay or cause to be paid any such tax, assessment, charge or levy forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor.

(d)

Maintenance of Insurance.  The Company shall and shall cause its subsidiaries to, keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by theft, fire, explosion and other risks customarily insured against by companies in the line of business of the Company or its subsidiaries, in amounts sufficient to prevent the Company and its subsidiaries from becoming a co-insurer of the property insured; and the Company shall and shall cause its subsidiaries to maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated or as may be required by law, including, without limitation, general liability, fire and business interruption insurance, and product liability insurance as may be required pursuant to any license agreement to which the Company or its subsidiaries is a party or by which it is bound.  In addition, the Company and its subsidiaries shall maintain directors and officers insurance coverage of at least $5.0 million by insurers of recognized financial responsibility.

(e)

Further Assurances.  From time to time the Company shall execute and deliver to the Purchasers and the Purchasers shall execute and deliver to the Company such other instruments, certificates, agreements and documents and take such other action and do all other things as may be reasonably requested by the other party in order to implement or effectuate the terms and provisions of this Agreement and any of the Securities.

Section 3.23

Additional Negative Covenants.   The Company hereby covenants and agrees, so long as any Series D Preferred Shares remain outstanding, it will not (and not allow any of its subsidiaries to), directly or indirectly, without the prior written consent of the holders of a majority of the Series D Preferred Shares outstanding at such time, as follows:

(a)

Reclassification.  Effect any reclassification of the Common Stock.

(b)

Indebtedness.  Create, incur, assume, suffer, permit to exist, or guarantee, directly or indirectly, any indebtedness for borrowed money, other than Permitted Indebtedness.  As used herein, the term “Permitted Indebtedness” shall mean indebtedness incurred by the Company or its consolidated subsidiaries that: (a) represents purchase money indebtedness or capitalized lease obligations incurred in connection with the acquisition of capital assets or in the ordinary course of business of the Company and its subsidiaries, and (b) is incurred in connection with one or more Permitted Acquisitions so long as the amount of Permitted Indebtedness incurred with such Permitted Acquisitions does not exceed $500,000 in the aggregate.

(c)

Executive Compensation.  Increase the executive compensation of any of the Company’s executive officers.

(d)

Employee Stock Option Plans.  Permit the number of shares of Common Stock issuable pursuant to all of the Company’s stock option plans and employee stock purchase plans to exceed an aggregate of ten percent (10%) of the outstanding shares of Common Stock as of the Initial Closing Date.

(e)

Investor Relations Firm.  Enter into any new agreements or extend any existing agreements with any investor relations firm; provided, however, in the event an aggregate of $3,000,000 has been funded pursuant to this Agreement (of which $1,500,000 shall have been funded by Purchasers other than Vision Opportunity Master Fund, Ltd.), the Company may extend the term (but not expand the scope of services to be provided) of such existing agreements.

(f)

Liquidation or Sale.  Sell, transfer, lease or otherwise dispose of 50% or more of its consolidated assets (as shown on the most recent financial statements of the Company or a subsidiary, as the case may be) in any single transaction or series of related transactions (other than the sale of inventory in the ordinary course of business), or liquidate, dissolve, recapitalize or reorganize in any form of transaction.

(g)

Acquisitions.

Acquire all or substantially all of the capital stock or assets of another business or entity, except for “Permitted Acquisitions.”  As used herein, the term “Permitted Acquisitions” shall mean any one or more acquisition by the Company or any existing or future subsidiary (whether by merger, stock purchase, asset purchase or related transaction) of the assets, business or securities of any unaffiliated third person, firm or corporation; provided, that (i) after giving pro-forma effect to such Permitted Acquisition, the fully-diluted net income per share of the Company and its consolidated subsidiaries shall be equal to or greater than the fully-diluted net income per share of the Company and its consolidated subsidiaries immediately prior to such acquisition; and (ii) after giving pro-forma effect to such Permitted Acquisition and any Permitted Indebtedness incurred in connection therewith, the consolidated stockholders’ equity of the Company and its consolidated subsidiaries shall be equal to or greater than the consolidated stockholders’ equity of the Company and its consolidated subsidiaries immediately prior to such acquisition.

(h)

Change of Control Transaction.  Enter into a Change in Control Transaction.  For purposes of this Agreement, "Change in Control Transaction" means, except with respect to acquisitions by the Company in the normal course of business, the occurrence of (i) an acquisition by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of fifty percent (50%) of the voting securities of the Company (except that the acquisition of voting securities by the Purchasers shall not constitute a Change of Control Transaction for purposes hereof), (ii) the merger or consolidation of the Company or any subsidiary of the Company in one or a series of related transactions with or into another entity (except in connection with a merger involving the Company either (A) solely for the purpose, and with the sole effect, of reorganizing the Company under the laws of another jurisdiction, with respect to which merger the Company is the survivor, or (B) where the holders of capital stock of the Company immediately prior to such merger own more than a majority of the fully-diluted shares of capital stock of the surviving corporation after the merger ), or (iii) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i) or (ii).

(i)

Loans and Advances.  Except for loans and advances outstanding as of the Closing Date, directly or indirectly, make any advance or loan to, or guarantee any obligation of, any person or entity, except for intercompany loans or advances and those provided for in this Agreement.

(j)

Transactions with Affiliates.

(i)

Make any intercompany transfers of monies or other assets in any single transaction or series of transactions, except as otherwise permitted in this Agreement.

(ii)

Engage in any transaction with any of the officers, directors, employees or affiliates of the Company or of its subsidiaries, except on terms no less favorable to the Company or the subsidiary as could be obtained in an arm's length transaction.

(iii)

Divert (or permit anyone to divert) any business or opportunity of the Company or subsidiary to any other corporate or business entity.

ARTICLE IV

CONDITIONS

Section 4.1

Conditions Precedent to the Obligation of the Company to Sell the Shares.  The obligation hereunder of the Company to issue and sell the Series D Preferred Shares to the Purchasers is subject to the satisfaction or waiver, at or before each Closing, of each of the conditions set forth below.  These conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion.

(a)

Accuracy of Each Purchaser’s Representations and Warranties.  The representations and warranties of each Purchaser shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date when made and as of such Closing Date, as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of such date.

(b)

Performance by the Purchasers.  Each Purchaser shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to each Closing.

(c)

No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d)

Delivery of Purchase Price.  The Purchase Price for the Series D Preferred Shares has been delivered to the Company at such Closing Date.

(e)

Delivery of Transaction Documents.  The Transaction Documents shall have been duly executed and delivered by the Purchasers and, with respect to the Escrow Agreement, the escrow agent, to the Company.

Section 4.2

Conditions Precedent to the Obligation of the Purchasers to Purchase the Shares.  The obligation hereunder of each Purchaser to acquire and pay for the Series D Preferred Shares is subject to the satisfaction or waiver, at or before each Closing, of each of the conditions set forth below.  These conditions are for each Purchaser’s sole benefit and may be waived by such Purchaser at any time in its sole discretion.

(a)

Accuracy of the Company’s Representations and Warranties.  Each of the representations and warranties of the Company in this Agreement and the other Transaction Documents shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date when made and as of such Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of such date.

(b)

Performance by the Company.  The Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to each Closing.

(c)

No Suspension, Etc.  Trading in the Company’s Common Stock shall not have been suspended by the Commission or the OTC Bulletin Board (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the applicable Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets (“Bloomberg”) shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by Bloomberg, or on the New York Stock Exchange, nor shall a banking moratorium have been declared either by the United States or New York State authorities, nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on, or any material adverse change in any financial market which, in each case, in the judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Series D Preferred Shares.

(d)

No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(e)

No Proceedings or Litigation.  No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company or any subsidiary, or any of the officers, directors or affiliates of the Company or any subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

(f)

Certificate of Designation of Rights and Preferences.  Prior to the Initial Closing, the Certificate of Designation in the form of Exhibit B attached hereto shall have been filed with the Secretary of State of Nevada.

(g)

Opinion of Counsel, Etc. At each Closing, the Purchasers shall have received an opinion of counsel to the Company, dated the date of such Closing, in the form of Exhibit E hereto, and such other certificates and documents as the Purchasers or its counsel shall reasonably require incident to such Closing.

(h)

Certificates.  The Company shall have executed and delivered to the Purchasers the certificates for the Series D Preferred Shares being acquired by such Purchaser at such Closing (in such denominations as such Purchaser shall request).

(i)

Resolutions.  The Board of Directors of the Company shall have adopted resolutions consistent with Section 2.1(b) hereof in a form reasonably acceptable to such Purchaser (the "Resolutions").

(j)

Reservation of Shares.  As of each Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series D Preferred Shares, a number of shares of Common Stock equal to one hundred twenty percent (120%) of the aggregate number of Conversion Shares issuable upon conversion of the Series D Preferred Shares outstanding on such Closing Date.

(k)

Management Lock-Up Agreement.  As of the Initial Closing Date, the persons listed on Schedule 3.18 hereto shall have delivered to the Purchasers a fully executed Management Lock-Up Agreement in the form of Exhibit C-1 attached hereto.

(l)

Investor Lock-Up Agreement.  As of each Closing Date, each of the Purchasers shall have executed and delivered to the Company and the other Purchasers a fully executed Investor Lock-Up Agreement in the form of Exhibit C-2 attached hereto.

(m)

Escrow Agreement.  At each Closing, the Company and the escrow agent shall have executed and delivered the Escrow Agreement, in the form attached hereto as Exhibit D, to each Purchaser.

(n)

Secretary’s Certificate.  The Company shall have delivered to such Purchaser a secretary’s certificate, dated as of each Closing Date, as to (i) the Resolutions, (ii) the Articles, (iii) the Bylaws, (iv) the Certificate of Designation, each as in effect at such Closing, and (iv) the authority and incumbency of the officers of the Company executing the Transaction Documents and any other documents required to be executed or delivered in connection therewith.

(o)

Officer’s Certificate.  The Company shall have delivered to the Purchasers a certificate of an executive officer of the Company, dated as of such Closing Date, confirming the accuracy of the Company’s representations, warranties and covenants as of such Closing Date and confirming the compliance by the Company with the conditions precedent set forth in this Section 4.2 as of the Closing Date.

(p)

Hiring of COO.  Prior to the Final Closing Date, the Company shall have hired a chief operating officer acceptable to Vision Capital Advisors, LLC.

(q)      Exchange Agreement.  At or prior to the Initial Closing, the transactions contemplated by that certain Exchange Agreement dated as of the date hereof by and among the Company and the holders named therein shall have been consummated.

(r)         Material Adverse Effect.  No Material Adverse Effect shall have occurred at or before each Closing Date.

ARTICLE V

Stock Certificate Legend

Section 5.1

Legend.  Each certificate representing the Series D Preferred Shares, and, if appropriate, securities issued upon conversion thereof, shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or “blue sky” laws):

THESE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR EDGEWATER FOODS INTERNATIONAL, INC. SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

The Company agrees to reissue certificates representing any of the Conversion Shares without the legend set forth above if at such time, prior to making any transfer of any such securities, such holder thereof shall give written notice to the Company describing the manner and terms of such transfer and removal as the Company may reasonably request.  Such proposed transfer and removal will not be effected until: (a) either (i) the Company has received an opinion of counsel reasonably satisfactory to the Company, to the effect that the registration of the Conversion Shares under the Securities Act is not required in connection with such proposed transfer, (ii) a registration statement under the Securities Act covering such proposed disposition has been filed by the Company with the Commission and has become effective under the Securities Act, (iii) the Company has received other evidence reasonably satisfactory to the Company that such registration and qualification under the Securities Act and state securities laws are not required, or (iv) the holder provides the Company with reasonable assurances that such security can be sold pursuant to Rule 144 under the Securities Act; and (b) either (i) the Company has received an opinion of counsel reasonably satisfactory to the Company, to the effect that registration or qualification under the securities or "blue sky" laws of any state is not required in connection with such proposed disposition, or (ii) compliance with applicable state securities or "blue sky" laws has been effected or a valid exemption exists with respect thereto.  The Company will respond to any such notice from a holder within five (5) business days.  In the case of any proposed transfer under this Section 5.1, the Company will use reasonable efforts to comply with any such applicable state securities or "blue sky" laws, but shall in no event be required, (x) to qualify to do business in any state where it is not then qualified, (y) to take any action that would subject it to tax or to the general service of process in any state where it is not then subject, or (z) to comply with state securities or “blue sky” laws of any state for which registration by coordination is unavailable to the Company.  The restrictions on transfer contained in this Section 5.1 shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Agreement.

Whenever a certificate representing the Conversion Shares is required to be issued to a Purchaser without a legend, in lieu of delivering physical certificates representing the Conversion Shares (provided that a registration statement under the Securities Act providing for the resale of the Conversion Shares is then in effect or such security can be sold pursuant to Rule 144 under the Securities Act), the Company shall cause its transfer agent to electronically transmit the Conversion Shares to a Purchaser by crediting the account of such Purchaser's Prime Broker with the Depository Trust Company (“DTC”) through its Deposit Withdrawal Agent Commission (“DWAC”) system (to the extent not inconsistent with any provisions of this Agreement) provided that the Company and the Company’s transfer agent are participating in DTC through the DWAC system.

ARTICLE VI

Indemnification

Section 6.1

Company Indemnity.  The Company agrees to indemnify and hold harmless the Purchasers (and their respective directors, officers, managers, partners, members, shareholders, affiliates, agents, successors and assigns) from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys’ fees, charges and disbursements) incurred by the Purchasers as a result of any inaccuracy in or breach of the representations, warranties or covenants made by the Company herein.

Section 6.2

Indemnification Procedure.  Any party entitled to indemnification under this Article VI (an “indemnified party”) will give written notice to the indemnifying party of any matters giving rise to a claim for indemnification; provided, that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article VI except to the extent that the indemnifying party is actually prejudiced by such failure to give notice.  In case any action, proceeding or claim is brought against an indemnified party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of the indemnified party a conflict of interest between it and the indemnifying party may exist with respect of such action, proceeding or claim, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party.  In the event that the indemnifying party advises an indemnified party that it will contest such a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the indemnified party may, at its option, defend, settle or otherwise compromise or pay such action or claim.  In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the indemnified party’s costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder.  The indemnified party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party which relates to such action or claim.  The indemnifying party shall keep the indemnified party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto.  If the indemnifying party elects to defend any such action or claim, then the indemnified party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense.  The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent.  Notwithstanding anything in this Article VI to the contrary, the indemnifying party shall not, without the indemnified party’s prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the indemnified party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the indemnified party of a release from all liability in respect of such claim.  The indemnification required by this Article VI shall be made by periodic payments of the amount thereof during the course of investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, so long as the indemnified party irrevocably agrees to refund such moneys if it is ultimately determined by a court of competent jurisdiction that such party was not entitled to indemnification.  The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar rights of the indemnified party against the indemnifying party or others, and (b) any liabilities the indemnifying party may be subject to pursuant to the law.

ARTICLE VII

Miscellaneous

Section 7.1

Fees and Expenses.  Except as otherwise set forth in this Agreement and the other Transaction Documents, each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement, provided that the Company shall pay all actual attorneys' fees and expenses (including disbursements and out-of-pocket expenses) incurred by the Purchasers in connection with (i) the preparation, negotiation, execution and delivery of this Agreement and the other Transaction Documents and the transactions contemplated thereunder, which payment shall be made at the Initial Closing and shall not exceed $35,000 and (ii) any amendments, modifications or waivers of this Agreement or any of the other Transaction Documents.  The Company shall also pay all reasonable fees and expenses incurred by the Purchasers in connection with the enforcement of this Agreement or any of the other Transaction Documents, including, without limitation, all reasonable attorneys' fees and expenses.

Section 7.2

Specific Enforcement, Consent to Jurisdiction.

(a)

The Company and the Purchasers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the other Transaction Documents were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and the Transaction Documents and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

(b)

Each of the Company and the Purchasers (i) hereby irrevocably submits to the jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York county for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Transaction Documents or the transactions contemplated hereby or thereby and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.  Each of the Company and the Purchasers consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing in this Section 7.2 shall affect or limit any right to serve process in any other manner permitted by law.

Section 7.3

Entire Agreement; Amendment.  This Agreement and the Transaction Documents contains the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein or in the Transaction Documents, neither the Company nor any of the Purchasers makes any representations, warranty, covenant or undertaking with respect to such matters and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein.  No provision of this Agreement may be waived or amended other than by a written instrument signed by the Company and the holders of at least a majority of the Series D Preferred Shares then outstanding, and no provision hereof may be waived other than by an a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.  No such amendment shall be effective to the extent that it applies to less than all of the holders of the Series D Preferred Shares then outstanding.  No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents or holders of Series D Preferred Shares, as the case may be.

Section 7.4

Notices.  Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telex (with correct answer back received), telecopy, e-mail or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be:

If to the Company:	Edgewater Foods International, Inc. 400 Professional Drive, Suite 310 Gaithersburg, Maryland 20879 Attention: Michael Boswell Tel. No.: (240) 864-0449 Fax No.: (240) 864-0450

with copies to:	Hodgson Russ LLP 1540 Broadway, 24th Floor New York, New York 10036-4039 Attention: Stephen A. Weiss, Esq. Tel. No.: (646) 218-7606 Fax No.: (212) 751-0928

If to any Purchaser:	At the address of such Purchaser set forth on Exhibit A to this Agreement, with copies to Purchaser’s counsel as set forth on Exhibit A or as specified in writing by such Purchaser with copies to:

Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036 Attention: Christopher S. Auguste, Esq. Tel No.: (212) 715-9100 Fax No.: (212) 715-8000

Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

Section 7.5

Waivers.  No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

Section 7.6

Headings.  The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

Section 7.7

Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.

Section 7.8

No Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

Section 7.9

Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction.  This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

Section 7.10

Survival.  The representations and warranties of the Company and the Purchasers shall survive the execution and delivery hereof and each Closing until the second anniversary of the final Closing Date, except the agreements and covenants set forth in Articles I, III, V, VI and VII of this Agreement shall survive the execution and delivery hereof and the Closings hereunder.

Section 7.11

Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

Section 7.12

Publicity.  The Company agrees that it will not disclose, and will not include in any public announcement, the name of the Purchasers without the consent of the Purchasers unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

Section 7.13

Severability.  The provisions of this Agreement and the Transaction Documents are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement or the Transaction Documents shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement or the Transaction Documents and such provision shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

Section 7.14

Further Assurances.  From and after the date of this Agreement, upon the request of any Purchaser or the Company, each of the Company and the Purchasers shall execute and deliver such instrument, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement, the Series D Preferred Shares, the Conversion Shares and the Certificate of Designation.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.

EDGEWATER FOODS INTERNATIONAL, INC.

By:
Name: Michael Boswell Title: Acting Chief Financial Officer

PURCHASER

By: Name: Title:

EXHIBIT A to the

SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT FOR

EDGEWATER FOODS INTERNATIONAL, INC.

Names and Addresses

Number of Series D Preferred

Dollar Amount of

of Purchasers

Shares Purchased

Investment

INITIAL CLOSING:

Vision Opportunity Master Fund, Ltd

Series D Preferred Shares: 37,500

$1,500,000

Attn:

E-mail:

EXHIBIT B to the

SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT FOR

EDGEWATER FOODS INTERNATIONAL, INC.

FORM OF CERTIFICATE OF DESIGNATION

EXHIBIT C-1 to the

SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT FOR

EDGEWATER FOODS INTERNATIONAL, INC.

FORM OF MANAGEMENT LOCK-UP AGREEMENT

EXHIBIT C-2 to the

SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT FOR

EDGEWATER FOODS INTERNATIONAL, INC.

FORM OF INVESTOR LOCK-UP AGREEMENT

EXHIBIT D to the

SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT FOR

EDGEWATER FOODS INTERNATIONAL, INC.

FORM OF ESCROW AGREEMENT

EXHIBIT E to the

SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT FOR

EDGEWATER FOODS INTERNATIONAL, INC.

FORM OF OPINION OF COUNSEL

1.

The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the state of Nevada and has the requisite corporate power to own, lease and operate its properties and assets, and to carry on its business as presently conducted.  The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary.

2.

The Company has the requisite corporate power and authority to enter into and perform its obligations under the Transaction Documents and to issue the Preferred Stock and the Common Stock issuable upon conversion of the Preferred Stock.  The execution, delivery and performance of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required.  Each of the Transaction Documents have been duly executed and delivered, and the Preferred Stock has been duly executed, issued and delivered by the Company and each of the Transaction Documents constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms.  The Common Stock issuable upon conversion of the Preferred Stock is not subject to any preemptive rights under the Articles of Incorporation or the Bylaws.

3.

The Preferred Stock has been duly authorized and, when delivered against payment in full as provided in the Purchase Agreement, will be validly issued, fully paid and nonassessable.  The shares of Common Stock issuable upon conversion of the Preferred Stock, have been duly authorized and reserved for issuance, and, when delivered upon conversion or against payment in full as provided in the Certificate of Designation, will be validly issued, fully paid and nonassessable.

4.

The execution, delivery and performance of and compliance with the terms of the Transaction Documents and the issuance of the Preferred Stock and the Common Stock issuable upon conversion of the Preferred Stock do not (i) violate any provision of the Articles of Incorporation or Bylaws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party, (iii) create or impose a lien, charge or encumbrance on any property of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound, or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment, injunction or decree (including Federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected, except, in all cases other than violations pursuant to clauses (i) and (iv) above, for such conflicts, default, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect.

5.

No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required under Federal, state or local law, rule or regulation in connection with the valid execution and delivery of the Transaction Documents, or the offer, sale or issuance of the Preferred Stock or the Common Stock issuable upon conversion of the Preferred Stock other than the Certificate of Designation.

6.

There is no action, suit, claim, investigation or proceeding pending or threatened against the Company which questions the validity of this Agreement or the transactions contemplated hereby or any action taken or to be taken pursuant hereto or thereto.  There is no action, suit, claim, investigation or proceeding pending, or to our knowledge, threatened, against or involving the Company or any of its properties or assets and which, if adversely determined, is reasonably likely to result in a Material Adverse Effect.  There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any officers or directors of the Company in their capacities as such.

7.

The offer, issuance and sale of the Preferred Stock and the offer, issuance and sale of the shares of Common Stock issuable upon conversion of the Preferred Stock pursuant to the Purchase Agreement and the Certificate of Designation are exempt from the registration requirements of the Securities Act.

8.

The Company is not, and as a result of and immediately upon Closing will not be, an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

  Very truly yours,